Long Island's Premier Community Bank www.astoriafederal.com KBW Eastern Regional Bank Symposium Boston, MA March 5-6, 2003

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management's experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile $21.7 billion in assets $11.1 billion in deposits, 53% core 9% deposit market share in Long Island market - 3rd largest, just behind Chase, Citibank Serves 700,000 customers/consumers Book value: $17.73, tangible book value: $15.55 Insider & ESOP stock ownership: 15% $2.2 billion market cap All figures in this presentation are as of December 31, 2002, except as noted, and all market data and IBES consensus as of December 31, 2002. NYSE: AF

Retail ESOP Officers & Directors Institutions East 21 9 6 64 West North Ownership Profile December 31, 2002 Shares Outstanding: 84,805,817

Our formula for enhancing shareholder value is simple and has been proven successful! Retail Banking - Premier community bank on Long Island Full service provider of financial services and products Keen focus on customer service - Anytime/Anywhere banking, 24/7! - Extended hours, Saturday & Sunday banking Multi-channel distribution network- branches, ATMs, telephone and Internet Mortgage Lending - Portfolio lender, not a mortgage banker Single Family, Multifamily and Commercial Real Estate Expertise Top Quality - Low Credit Risk Lending Operating Efficiency Focus on core businesses: Execution excellence is key!

Retail Banking/Market Penetration

Leading Retail Banking Franchise $11.1 billion in deposits, 86 banking office network Low cost/stable source of funds - average rate: 2.14% Core Deposits Represent 53% of Deposits, or $5.9 billion Checking accounts of $1.4 billion, or 23% of core Pro-active sales culture Banking offices with high average deposits Long Island Offices (83) - Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) - Average Deposits of $129 Million Westchester Offices (3) - Average Deposits of $122 Million Alternative delivery channels - ATMs, telephone and internet banking

Long Island Powerhouse Nassau Queens Brooklyn Suffolk Banking Offices and Deposit Share Ranking on Long Island Overall Deposit Share Ranking: #1- all thrifts, #3- all financial institutions

Strong Position in Core Market Brooklyn, Queens, Nassau and Suffolk Source: FDIC Deposit Market Share Report. Data as of 6/30/02 (Dollars in millions) June 02/01 Market Average Institution Deposits Growth Share Branches Deposits 1. Chase $19,487 $2,544 16% 149 $131 2. Citigroup 15,676 (506) 13 142 110 3. ASTORIA 10,878 603 9 83 131 4. GreenPoint 9,371 84 8 61 154 5. North Fork 8.932 1,061 7 132 68 6. HSBC 8,642 194 7 93 92 7. Washington Mutual 7,914 (1,212) 7 73 108 8. Fleet 6,283 388 5 109 58 Total - Core Market $ 122,391 1,372 The combined population of these four counties (7.0 million) exceeds the population of 38 individual U.S. states

($ in millions) Suffolk Institution Total Share Branches 1. Chase $4,177 17% 35 2. North Fork 3,823 16 54 3. Citigroup 2,428 10 29 4. Astoria 2,358 10 25 5. Fleet 1,755 7 33 Total $24,735 383 ($ in millions) Brooklyn Institution Total Share Branches 1. Chase $5,069 19% 40 2. HSBC 3,421 13 27 3. Wamu 3,374 12 19 4. Citigroup 3,156 12 25 5. GreenPoint 2,492 9 15 Astoria (#7) 1,522 6 12 Total $27,233 247 Well Positioned in Key Markets ($ in millions) Nassau . Institution Total Share Branches 1. Citigroup $6,318 16% 58 2. Chase 5,094 13 32 3. GreenPoint 3,858 10 21 4. Astoria 3,825 10 29 5. Fleet 3,366 9 50 Total $38,574 411 Source: FDIC Deposit Share Report. Data as of 6/30/02 Deposits ($ in millions) Queens . Institution Total Share Branches 1. Chase $5,147 16% 42 2. Citigroup 3,774 12 30 3. Astoria 3,172 10 17 4. North Fork 2,506 8 35 5. HSBC 2,203 7 20 Total $31,849 331

Jumbo CD Money Market Savings Now/Demand Retail CD's East 2 15 26 12 45 Deposit Composition Total - $11.1 Billion 53% Core or $5.9 Billion At December 31, 2002 $5.0B @ 4.01% $1.7B @ 1.00% $2.8B @ 0.50% - $1.4 B @ 0.15% Average Rate: 2.14% $156.5M @ 1.98%

Sales Initiatives - PEAK Process Performance based on Enthusiasm, Actions and Knowledge A "needs" based approach to sales rather than "product" based approach using a "Financial Needs Analysis Profile" Highly interactive program - daily and weekly meetings create a focus that is shared throughout the branch network Incentives for strong performance, both individual and team 2002 results exceeded expectations

1999 2000 2001 2002 4.6 4.9 5.7 5.9 Core Deposit Growth ($ in Billions) % to Total Deposits: 48.4% 48.9% 52.7% 53.4% CAGR: 9%

Checking Account Growth 1999 2000 2001 2002 Personal 819.5 924 1086 1224 Business 58.2 81 114 159 1999 2000 2001 2002 Personal 260.1 292 313 335 Business 7.1 9 10 12 ($ in millions) (# of accounts in thousands) CAGR = 9% CAGR = 16% 267 301 323 $878 $1,005 $1,200 347 $1,383

Retail Banking Fee Growth 1999 2000 2001 2002 Checking/Service Fees 17.8 20.8 24 27.4 ATM 7.1 7.4 8.9 8.7 Investment Products 3.6 6.4 7.7 10.3 Debit Cards 1 4.1 5.9 7.4 Other 4.4 4.9 5.7 6.4 ($ in millions) CAGR = 21% $34.0 $43.6 $52.0 $60.2

Mortgage Lending Growth Asset Quality Trends

Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio - Minimizes interest rate risk Multiple delivery channels provide flexibility & efficiency - Retail* - Commissioned representatives/brokers-originations in 15 states* - Third party originators - correspondent relationships in 44 states* Secondary marketing capability - Sale of 15 year and 30 year fixed rate loans reduces interest rate risk Geographically diversified portfolio - Reduces lending concentrations 1-4 Family Mortgage Lending * All loans underwritten to Astoria's stringent standards

1-4 Family Mortgage Loan Originations 1999 2000 2001 2002 Retail 1233 372 683 1154 Broker 1763 1157 1827 1838 Correspondent 418 837 1427 1533 By Delivery Channel $2.4B $4.5B (In Millions) $3.9B $3.4B

1-4 Family Mortgage Loan Originations By Product Type 1999 2000 2001 2002 3/1 ARM 352.8 299.8 578 1211 5/1 ARM 632.9 1307 2122 2040 Other ARM 1260.4 484 737 719 Other 1167.8 279.2 500 556 $2.4B $3.9B $4.5B (In Millions) $3.4B

Solid and growing Multifamily/CRE portfolio $2.3 billion in portfolio - Average yield 7.68% Conservative underwriting - Average LTV < 65% Average loan in portfolio < $1 million All loans in local market Portfolio target: 25% of total loan portfolio by year-end 2003 Multifamily/Commercial Real Estate Lending Note: LTV is based on current principal balances and original appraisal values.

1999 2000 2001 2002 Multifamily 231.7 204.9 413.5 750 CRE 82.1 109.5 178.2 260 Multifamily/Commercial Real Estate Originations ($ in Millions) $314.5 $591.8 Originations include mixed use property loans. Average loan balance outstanding is < $1 million. All loans originated in local market. $1,010.2 $313.8

Asset Quality

Minimal credit risk Conservative underwriting, top quality loans, low LTVs No sub-prime lending 99+% of all loans secured by real estate Strong reserves Allowance for loan losses/non-performing loans: 242% Low delinquency trends Top quality MBS portfolio Primarily agency, agency-backed or 'AAA' rated Asset Quality Focus

Comm'l R/E Multi-family Home Equity and Other One-to-Four Family East 6 13 4 77 Low Credit Risk Loan Portfolio Composition At December 31, 2002 Includes loans held for sale; LTV based on current principal balance and original appraised value Average LTV: 63.5% Total Portfolio: $12.1 billion Commercial R/E - 6% Average LTV: 61.9% Multifamily - 13% Average LTV: 64.6% One-to-Four Family - 77% Average LTV: 64.0% Home Equity & Other - 4%

NPA to Total Assets vs Peers 1999 2000 2001 2002* All U.S. Thrifts 0.003 0.0031 0.0039 0.004266 NY Thrifts 0.003 0.0034 0.0032 0.003866 AF 0.0026 0.0018 0.0018 0.0016 * All Thrifts and NY Thrifts data is an average of the first three quarters, 2002. Source: SNL Financial - Median Ratios

Net Charge-offs/Average Loans vs. Peers 1999 2000 2001 2002* All U.S. Thrifts 0.0004 0.0003 0.0006 0.000466 NY Thrifts 0.001 0.0006 0.0016 0.0004 AF 0.0002 0.0001 0.0001 0.0001 * All Thrifts and NY Thrifts data is an average of the first three quarters, 2002. Source: SNL Financial - Median Ratios

1-4 Family Delinquency Ratios: AF vs MBA 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 MBA NY conv 5.13 4.94 4.43 4.18 4.18 3.91 3.45 3.61 4.06 4.53 3.8 3.93 4.8 4.55 3.86 4.28 3.59 MBA US conv 3.7 3.72 3.3 3.29 3.35 3.29 2.83 2.9 3.21 3.68 3.23 3.51 3.92 3.99 3.61 3.87 3.15 AF 2.66 4.57 3.59 2.6 2.41 2.1 1.78 1.64 1.9 2.08 1.29 1.19 1.51 1.57 1.2 1.12 1.28 1.41 Source: MBA National Delinquency Survey. Beginning with 3Q02, MBS statistics for conventional loans excludes sub-prime loans :

FNMA GNMA FHLMC CMO/REMIC - Non Agency (rated A or higher) CMO/Remic- Agency East 2 1 1 39 57 West North Low Credit Risk MBS Portfolio Total MBS Portfolio Classification Available for sale - $ 2.5B Held to maturity - $ 4.9B Total $ 7.4B At December 31, 2002 Average Life: 2.1 years

One year gap: +18.15% Net interest income sensitivity 200 bp rise in interest rates (50bp/qtr) = 1.10% increase in net interest income for the next twelve months* 100 bp decrease in interest rates (25bp/qtr) = 1.09% decrease in net interest income for the next twelve months * Key balance sheet components Short-term hybrid adjustable-rate mortgage loan portfolio Short weighted average life MBS portfolio Offset by: Large core deposit base - provides natural hedge against rising rates Longer-term CDs and borrowings Interest Rate Risk Management * As of December 31, 2002. Assumes parallel shift in yield curve

Interest Rate Risk Management Borrowings Maturing Rate 1Q03 $850 Million 3.71% 2Q03 $200 Million 6.49% 3Q03 $350 Million 5.30% 4Q03 $800 Million 5.81% 1Q04 $2.8 Billion 4.97% Liability repricing opportunities within the next 15 months: CD's Maturing Rate 1Q03 $878 Million 2.56% 2Q03 $726 Million 2.69% 3Q03 $400 Million 3.06% 4Q03 $431 Million 3.69% 1Q04 $316 Million 3.99%

Balance Sheet Repositioning

Balance Sheet Repositioning 1999 2000 2001 2002 Loans 10.3 11.4 12.2 12.1 MBS 9.3 7.9 7.1 7.4 ($ in billions) Loans vs MBS +17% -21% At December 31,

Balance Sheet Composition Loans MBS Other East 45 41 14 West North Loans MBS Other East 56 34 10 West North December 31, 1999 December 31, 2002 Other Loans Other MBS Loans MBS Total Assets: $22.7 Billion Total Assets: $21.7 Billion

Loan Mix 1-4 Family Mulitfamily/CRE Other East 88 10 2 West North 1-4 Family Mulitfamily/CRE Other East 77 19 4 West North Money Market Savings Now/Demand CD's East 6.7 30 8.5 54 West North 1-4 Family: $9.0 Billion* Multifamily/CRE: $1.1 Billion* Other: $0.2 Billion* Total Loans: $10.3 Billion December 31, 1999 December 31, 2002 1-4 Family: $9.3 Billion* Multifamily/CRE: $2.3 Billion* Other: $0.4 Billion* Total Loans: $12.1 Billion * Excludes net unamortized premium/net deferred loan costs. Includes loans held for sale

Balance Sheet Repositioning 1999 2000 2001 2002 Deposits 9.6 10.1 10.9 11 Borrowings 11.5 10.3 9.8 8.8 ($ in billions) Deposits vs Borrowings +16% -23% At December 31,

Balance Sheet Composition Borrowings Deposits Equity Other East 51 42 5 2 West North Borrowings Deposits Equity Other East 39 51 7 1 West North December 31, 1999 December 31, 2002 Equity Borrowings Equity Deposits Borrowings Total Liabilities & Equity: $22.7 Billion Other Deposits Other Total Liabilities & Equity: $21.7 Billion

Deposit Composition Core CD's East 48 52 West North Core CD's East 53 47 West North Money Market Savings Now/Demand CD's East 6.7 30 8.5 54 West North 53% Core - $5.9 Billion Total Deposits - $11.1 Billion Average rate: 2.14% 48% Core - $4.6 Billion Total Deposits - $9.6 billion Average Rate: 3.94% December 31, 1999 December 31, 2002

Superior Operating Efficiency

Efficiency Ratio 1999 2000 2001 2002* All U.S. Thrifts 64.45 64.02 64.79 61.87 NY Thrifts 64.27 63.62 63.53 58.84 AF 32.31 33.71 32.68 34.25 * All U.S Thrifts and N.Y. Thrifts- 2002 data is an average of the first three quarters. Source: SNL Financial - Median Ratios

Financial Results and Trends

Financial Highlights EPS Return on Assets Return on Equity Return on Tangible Equity Shares repurchased - 7.3 million shares in 2002 Ninth repurchase program commenced - 10 million shares authorized - 9.6 million common shares remain for repurchase. Senior note issued in 4Q02 - $250 million @ 5.75%, due 2012 Moody's upgraded outlook from stable to positive (1) Included is the benefit derived from the adoption of SFAS No. 142, which eliminated goodwill amortization of $0.21 per share. $2.85 $2.35 1.12% 0.99% 15.87% 14.13% 18.00% 16.13% 2002 2001 (1)

AF Historical EPS Growth 1994 1995 1996 1997 1998 1999 2000 2001 2002 GAAP 0.81 0.88 0.72 1.19 0.37 2.19 2.16 2.35 2.85 Historical GAAP EPS Growth (1) 1996 includes the one-time special assessment of $0.28 per share, after-tax, for the re-capitalization of the Savings Association Insurance Fund. (2) 1998 includes acquisition, restructuring and other infrequently occurring charges of $0.95 per share, after-tax. CAGR = 17% (1) (2)

1997 1998 1999 2000 2001 2002 Stock Repurchased 86 102 262 346 636 846 Dividends 24 57 106 155 210 275 Cumulative Cash Returned to Shareholders ($ in Millions) $110 $159 $368 $846 $1,121 $501 Over $ 1 billion returned to shareholders in the past 6 years

One of the industry's largest goodwill litigation claims $785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million) $635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million) Outcome unpredictable due to disparity in recent court decisions Status of Astoria cases LISB discovery completed Fidelity NY discovery completed Goodwill Claim Update

Why Invest in Astoria Financial? Strong balance sheet - superior asset quality Attractive banking franchise Dominant deposit market share in core market Financial Performance 17% CAGR in EPS since 1994 19% CAGR in stock price since 1994 Over $ 1 billion returned to shareholders in the past 6 years Superior operating efficiency Well capitalized Active stock repurchase program

Price 2003 Implied Deposit 02/19/03 P/E* Price/ TBV Premium GreenPoint $43.37 7.7x 2.5x 21% Astoria Financial 25.99 8.8 1.7 8 Sovereign 13.10 9.3 2.5 8 Webster 36.10 10.1 2.2 12 Bank North 22.75 10.2 2.5 13 Roslyn 19.80 10.2 2.8 18 Independence 25.70 10.5 2.0 15 Charter One 28.85 10.7 2.4 14 New York Community 29.40 11.1 4.6 46 Golden West 74.65 11.3 2.3 16 North Fork 31.90 11.4 4.6 33 Hudson United 31.55 12.3 4.3 18 Commerce Bancorp 42.03 17.3 3.3 14 Median 10.5x 2.5x 15% Astoria Stock Price at Median Levels $31.08 $38.88 $35.18 Valuation Considerations * IBES as of 02/19/03

Addendum AF: A Record of Enhancing Shareholder Value

AF: A Record of Enhancing Shareholder Value Assets of $10 billion by 2000 Improve asset quality Enhance operating efficiency Broaden lending capabilities Generate returns in mid-teen range Enhance shareholder value $21.7 billion in assets 0.16% NPA/total assets 34.25% efficiency ratio Origination network now covers 15 states; 2002 volume = $5.6B 18.00% ROTE 334% stock appreciation since IPO* * Through December 31, 2002 1993 IPO objectives The record as of December 31, 2002

Acquisition History Year Thrift # Branches Assets (in millions) 1973 Metropolitan Federal 2 $ 50 1979 Citizens Savings (FSLIC) 5 130 1982 Hastings-on-Hudson Federal 3 100 1984 Chenango Federal 1 25 1987 Oneonta Federal 4 205 1990 Whitestone Savings (RTC) 4 280 1995 Fidelity New York 18 1,800 1997 The Greater New York Savings Bank 14 2,400 1998 Long Island Bancorp, Inc. 35 6,600 Total 86 $11,590

Tangible Book Value/Book Value Growth 1999 2000 2001 2002 Tangible Book Value 8.92 12.68 14.4 15.55 Book Value 11.085 14.74 16.44 17.73 (Dollars per common share) At December 31,

Home Value Growth vs Income Growth U.S. New England Middle Atlantic South Atlantic South East Central South West Central NorthWest Central North East Central Mountain Pacific Home Price Index 4 3 2.8 3.75 4.4 3.85 5 5.1 5.85 2.8 Mean Household Income 4.4 3.75 4 4.5 5.35 4.1 4.98 4.2 4.4 4 Source: FreddieMac/Census Bureau Annualized Growth Rate over 1990 - 2000

Connecticut Illinois Maryland Massachusetts New Jersey New York Virginia Remaining States & DC East 13 7 6 6 11 35 5 17 Geographic Composition of 1-4 Family Loans At December 31, 2002 Total 1-4 Family Loan Portfolio $9.3 Billion New Jersey 11% Includes loans held for sale

Connecticut Illinois Maryland New Jersey New York Massachusetts Virginia All Others under 5% East 13 11 6 8 32 9 6 15 1-4 Family Loan Originations For the year ended December 31, 2002 Total 1-4 Family Loan Originations $4.5 Billion Geographic composition includes home equity lines of credit

Long Island's Premier Community Bank www.astoriafederal.com